Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Clark Khayat
Mayfield Village, Ohio 44143	(440) 395-2291
http://www.progressive.com

PROGRESSIVE REPORTS JUNE RESULTS

MAYFIELD VILLAGE, OHIO — July 14, 2010 — The Progressive Corporation today reported the following results for June and the second quarter 2010:

	Month				Quarter
(millions, except per share amounts and ratios; unaudited)	2010	2009	Change		2010	2009	Change

Net premiums written	$1,125.6	$1,059.2	6%		$3,707.9	$3,528.6	5%
Net premiums earned	$1,109.8	$1,061.0	5%		$3,590.2	$3,441.4	4%
Net income	$56.6	$79.3	(29)%		$211.9	$250.1	(15)%
Per share	$.09	$.12	(28)%		$.32	$.37	(14)%
Pretax net realized gains (losses) on securities (including net impairment losses)	$(32.4)	$13.7	NM		$(39.5)	$15.9	NM
Combined ratio	92.3	94.3	(2.0	)pts.	92.7	92.6	.1 pts.
Average equivalent shares	664.8	674.8	(1)%		665.7	674.6	(1)%

NM = Not Meaningful

(in thousands; unaudited)	June 2010	June 2009	Change

Policies in Force:
Agency – Auto	4,474.0	4,345.9	3%
Direct – Auto	3,500.0	3,040.9	15%

Total Personal Auto	7,974.0	7,386.8	8%
Total Special Lines	3,618.3	3,470.8	4%

Total Personal Lines	11,592.3	10,857.6	7%

Total Commercial Auto	520.2	531.3	(2)%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Auto business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned by small businesses.

See the “Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT

June 2010

(millions – except per share amounts)

(unaudited)

	Current Month	Comments on Monthly Results[1]

Net premiums written	$1,125.6

Revenues:
Net premiums earned	$1,109.8
Investment income	43.9
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(7.9)
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses[2]	(.7)

Net impairment losses recognized in earnings	(8.6)
Net realized gains (losses) on securities	(23.8)

Total net realized gains (losses) on securities	(32.4)
Service revenues	1.7

Total revenues	1,123.0

Expenses:
Losses and loss adjustment expenses	781.4
Policy acquisition costs	104.8
Other underwriting expenses	138.5

Investment expenses	2.4	Includes the consent solicitation fee and other costs incurred during the month related to the consent solicitation and debt tender offer; see Monthly Commentary for additional discussion.

Service expenses	1.9
Interest expense	11.7

Total expenses	1,040.7

Income before income taxes	82.3
Provision for income taxes	25.7

Net income	$56.6

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	659.7

Per share	$.09

Diluted:
Average shares outstanding	659.7
Net effect of dilutive stock-based compensation	5.1

Total equivalent shares	664.8

Per share	$.09

[1]

See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2009 audited consolidated financial statements included in our 2009 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

[2]

A negative amount for the period reflects credit losses reclassified from other comprehensive income that exceeded the amount of non-credit OTTI losses recognized in other comprehensive income during the period.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENTS

June 2010 Year-to-Date

(millions – except per share amounts)

(unaudited)

	Year-to-Date		% Change
	2010	2009

Net premiums written	$7,485.4	$7,051.5	6

Revenues:
Net premiums earned	$7,091.3	$6,848.0	4
Investment income	260.4	253.6	3
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(17.2)	(53.8)	(68)
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses	5.5	23.8	(77)

Net impairment losses recognized in earnings	(11.7)	(30.0)	(61)
Net realized gains (losses) on securities	3.0	(27.5)	NM

Total net realized gains (losses) on securities	(8.7)	(57.5)	(85)
Service revenues	9.2	7.6	21

Total revenues	7,352.2	7,051.7	4

Expenses:
Losses and loss adjustment expenses	4,966.6	4,799.6	3
Policy acquisition costs	671.9	670.3	0
Other underwriting expenses	872.7	768.3	14
Investment expenses	8.2	5.2	58
Service expenses	10.7	9.3	15
Interest expense	70.3	68.4	3

Total expenses	6,600.4	6,321.1	4

Income before income taxes	751.8	730.6	3
Provision for income taxes	244.3	248.0	(1)

Net income	$507.5	$482.6	5

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	660.9	668.9	(1)

Per share	$.77	$.72	6

Diluted:
Average shares outstanding	660.9	668.9	(1)
Net effect of dilutive stock-based compensation	5.2	4.4	18

Total equivalent shares	666.1	673.3	(1)

Per share	$.76	$.72	6

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT – OTHER INFORMATION

June 2010

(millions – except per share amounts)

(unaudited)

The following table sets forth the comprehensive income for the period:

	Current Month	Year-to-Date
		2010	2009
Net income	$56.6	$507.5	$482.6

After-tax changes in:
Net unrealized gains (losses) on securities	1.7	127.4	235.5
Net non-credit related OTTI losses[1]	.4	(3.6)	(15.5)

Total net unrealized gains (losses) on securities	2.1	123.8	220.0
Net unrealized gains on forecasted transactions	(.2)	(1.6)	(1.0)
Foreign currency translation adjustment	(.3)	(.8)	0

Comprehensive income	$58.2	$628.9	$701.6

Per share	$.09	$.94	$1.04

[1]

A positive amount for the period reflects credit losses reclassified from other comprehensive income that exceeded the amount of non-credit OTTI losses recognized in other comprehensive income during the period.

The following table sets forth the investment results for the period:

	Current Month	Year-to-Date
		2010	2009
Fully taxable equivalent total return:
Fixed-income securities	.6%	3.7%	4.6%
Common stocks	(5.7)%	(5.9)%	4.6%
Total portfolio	.1%	3.1%	4.2%

Pretax recurring investment book yield	3.5%	3.6%	3.9%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

June 2010

($ in millions)

(unaudited)

Current Month

	Personal Lines Business			Commercial Auto Business	Other Businesses[1]	Companywide Total
	Agency	Direct	Total
Net Premiums Written	$595.3	$413.7	$1,009.0	$116.2	$0.4	$1,125.6
% Growth in NPW	5%	13%	8%	(4)%	NM	6%
Net Premiums Earned	$575.4	$418.7	$994.1	$114.6	$1.1	$1,109.8
% Growth in NPE	2%	12%	6%	(7)%	NM	5%

GAAP Ratios
Loss/LAE ratio	70.6	70.7	70.6	69.0	NM	70.4
Expense ratio	21.6	22.4	21.9	22.3	NM	21.9

Combined ratio	92.2	93.1	92.5	91.3	NM	92.3

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$14.7
Current accident year						12.2

Calendar year actuarial adjustment	$14.3	$9.0	$23.3	$3.6	$0	$26.9

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$14.7
All other development						29.7

Total development						$44.4

Calendar year loss/LAE ratio						70.4

Accident year loss/LAE ratio						74.4

Statutory Ratios
Loss/LAE ratio						70.5
Expense ratio						22.0

Combined ratio						92.5

[1]

The other businesses generated an underwriting profit of $1.1 million for the month. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

June 2010 Year-to-Date

($ in millions)

(unaudited)

Year-to-Date

	Personal Lines Business			Commercial Auto Business	Other Businesses[1]	Companywide Total
	Agency	Direct	Total
Net Premiums Written	$3,877.5	$2,818.5	$6,696.0	$786.7	$2.7	$7,485.4
% Growth in NPW	4%	14%	8%	(4)%	NM	6%
Net Premiums Earned	$3,690.8	$2,651.7	$6,342.5	$740.5	$8.3	$7,091.3
% Growth in NPE	1%	12%	5%	(9)%	NM	4%

GAAP Ratios
Loss/LAE ratio	69.5	71.8	70.5	66.2	NM	70.0
Expense ratio	21.4	22.4	21.8	22.6	NM	21.8

Combined ratio	90.9	94.2	92.3	88.8	NM	91.8

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$72.7
Current accident year						36.4

Calendar year actuarial adjustment	$44.8	$31.1	$75.9	$33.2	$0	$109.1

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$72.7
All other development						89.2

Total development						$161.9

Calendar year loss/LAE ratio						70.0

Accident year loss/LAE ratio						72.3

Statutory Ratios
Loss/LAE ratio						70.1
Expense ratio						21.5

Combined ratio						91.6

Statutory Surplus						$5,442.6

NM = Not Meaningful

[1]	On a year-to-date basis, the other businesses generated an underwriting profit of $7.9 million.
[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

BALANCE SHEET AND OTHER INFORMATION

(millions – except per share amounts)

(unaudited)

June 2010
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $11,699.5)	$11,885.3
Equity securities:
Nonredeemable preferred stocks[1] (cost: $627.3)	1,145.8
Common equities (cost: $1,005.1)	1,150.0
Short-term investments (amortized cost: $1,648.9)	1,648.9

Total investments[2,3,4]	15,830.0
Net premiums receivable	2,766.2
Deferred acquisition costs	443.1
Other assets[5]	2,457.3

Total assets	$21,496.6

Unearned premiums	$4,572.1
Loss and loss adjustment expense reserves[5]	6,885.6
Other liabilities[3]	1,556.2
Debt	2,178.1
Shareholders’ equity	6,304.6

Total liabilities and shareholders’ equity	$21,496.6

Common shares outstanding	667.6
Shares repurchased – June	1.4
Average cost per share	$19.24
Book value per share	$9.44
Trailing 12-month return on average shareholders’ equity	18.7%
Net unrealized pretax gains (losses) on investments	$852.3
Increase (decrease) from May 2010	$3.3
Increase (decrease) from December 2009	$190.5
Debt-to-total capital ratio	25.7%
Fixed-income portfolio duration	2.0 years
Weighted average credit quality	AA
Year-to-date Gainshare factor	1.51

[1]	As of June 30, 2010, we held certain hybrid securities and recognized a change in fair value of $3.1 million as a realized loss during the period we held these securities.
[2]	Includes $5.8 billion of short-term investments and U.S. Treasury securities prior to settling $7.8 million of net security transactions outstanding as of month-end.
[3]	Includes $7.8 million of net unsettled security transactions (as discussed in note 2 above).
[4]	Includes $1.9 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.
[5]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $640.1 million.

Monthly Commentary

•

On June 10, we commenced a tender offer to purchase up to $350 million of our $1 billion 6.70% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 (the “Debentures”). To satisfy a condition of the tender offer, we solicited consents from the holders of our 6.25% Senior Notes due 2032 (the “Notes”) to terminate the Replacement Capital Covenant (the “RCC”) that was granted in connection with the issuance of the Debentures. The consent solicitation expired June 23 and, at that time, we received the consent of holders of a majority of the outstanding aggregate principal amount of the Notes and thus terminated the RCC. See our News Releases dated June 10, 2010, and June 24, 2010, for additional information.

•

On July 8, 2010, our tender offer expired. We received valid tenders from holders of Debentures in the aggregate principal amount of $222.9 million. See the News Release dated July 9, 2010, for further details.

•

During June, in connection with the tender offer and consent solicitation, we incurred $2.0 million of expenses, including the consent solicitation fee of $5.00 for each $1,000 principal amount of Notes for which consent was delivered. During June, and until the tender offer expired, these costs were included in our “investment expenses” line on the income statement. For July, following the expiration of the tender offer, these costs, and any additional costs incurred, will be netted with the gain recognized on the extinguishment of the debt, as discussed below.

•

For July, we will record a net gain of approximately $8.5 million due to the debt extinguishment, bringing the total net gain to $6.5 million after the reclassification of the offering costs incurred during June. In addition, during July, we will reclassify $5.8 million from accumulated other comprehensive income (balance sheet) to net realized gains/losses on securities (income statement) reflecting the portion of the unrealized gain on forecasted transactions that was related to the debt extinguishment.

Upcoming Events

Progressive is scheduled to hold a one-hour conference call to address questions on Friday, August 6, 2010 at 10:00 a.m., eastern time, subsequent to the posting of our Shareholders’ Report online and the filing of our Quarterly Report on Form 10-Q with the SEC. Registration for the teleconference and webcast is available at http://investors.progressive.com/events.aspx.

We are currently scheduled to release July results on Wednesday, August 18, 2010, before the market opens.

About Progressive

The Progressive Group of Insurance Companies, in business since 1937, is one of the country’s largest auto insurance groups, the largest seller of motorcycle policies, and a market leader in commercial auto insurance based on premiums written.

Progressive is committed to becoming consumers’ #1 choice for auto insurance by providing competitive rates and innovative products and services that meet drivers’ needs throughout their lifetimes, including superior online and in-person customer service, and best-in-class, 24-hour claims service, such as its concierge level of claims service available at service centers located in major metropolitan areas throughout the United States.

Progressive companies offer consumers choices in how to shop for, buy, and manage their auto insurance policies. Progressive offers its products, including personal and commercial auto, motorcycle, boat, and recreational vehicle insurance, through more than 30,000 independent insurance agencies throughout the U.S. and online and by phone directly from the Company. Personal auto products and prices are different when purchased directly from Progressive or through independent agencies. To find an agent or to get a quote, go to http://www.progressive.com. Progressive also has a branch that sells car insurance policies online in Australia at http://www.progressivedirect.com.au.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. For more information, including a guide to interpreting the monthly reporting package, visit http://www.progressive.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this report that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments, including, but not limited to, health care reform and tax law changes; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.